Exhibit 10.22

AMENDMENT NO. 2
Dated as of July 26, 2004
to
RECEIVABLES PURCHASE AGREEMENT
Dated as of June 26, 2001
          THIS AMENDMENT NO. 2, dated as of July 26, 2004 (this “Amendment”), is entered into by and among AGCO CANADA, LTD., as seller (the “Seller”), AGCO CORPORATION (“AGCO”), as servicer (in such capacity, the “Servicer”), NIEUW AMSTERDAM RECEIVABLES CORPORATION (“Nieuw Amsterdam”) and COÖPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH (“Rabobank International”), as an Administrator and as the Agent and Custodian.
PRELIMINARY STATEMENTS
          A. The Seller, the Servicer, Nieuw Amsterdam and Rabobank International (as an Administrator and as the Agent and Custodian) are parties to that certain Receivables Purchase Agreement, dated as of June 26, 2001 (as amended prior to the date hereof, the “Receivables Purchase Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Receivables Purchase Agreement.
          B. The parties hereto have agreed to amend the Receivables Purchase Agreement on the terms and conditions hereinafter set forth.
          NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
          SECTION 1. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, clauses (iv) and (v) of Section 10.01(h) of the Receivables Purchase Agreement are hereby amended effective as of June 30, 2004 to read in their entirety as follows:
     (iv) (1) at any time from and including June 30, 2004 to but excluding January 1, 2005, the average of the Default Ratios for the three most recently ended calendar months shall exceed 6% or (2) at any time on or after January 1, 2005, the average of the Default Ratios for the three most recently ended calendar months shall exceed 3%, or (v) (1) at any time from and including June 30, 2004 to but excluding January 1, 2005, the Default Ratio shall exceed 7.5% or (2) at any time on or after January 1, 2005, the Default Ratio shall exceed 5%;
          SECTION 2. Condition Precedent. This Amendment shall become effective as of the date (the “Effective Date”) on which Rabobank International shall have received a copy of this Amendment duly executed by each of the parties hereto.
          SECTION 3. Covenants, Representations and Warranties of the Seller.
          3.01. Upon the effectiveness of this Amendment, each of the Seller and the Servicer hereby reaffirms all covenants, representations and warranties made by it in the Receivables Purchase Agreement, as further amended by this Amendment, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date.
          3.02. Each of the Seller and the Servicer hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (ii) upon the effectiveness of this Amendment, no event or circumstance has occurred and is continuing which constitutes an Early Amortization Event or which, with the giving of notice of the lapse of time, or both, would constitute an Early Amortization Event.
          SECTION 4. Reference to and Effect on the Receivables Purchase Agreement.
          4.01. Upon the effectiveness of this Amendment, each reference in the Receivables Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended hereby, and each reference to the Receivables Purchase Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Receivables Purchase Agreement shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.
          4.02. Except as specifically amended hereby, the Receivables Purchase Agreement, the other Transaction Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
          4.03. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchaser, the Administrator or the Agent under the Receivables Purchase Agreement, the Transaction Documents or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

2

          SECTION 5. Costs and Expenses. The Seller shall pay to the Agent, the Administrator and the Purchaser on demand all reasonable costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Amendment, the transactions contemplated hereby and the other documents to be delivered hereunder, including without limitation, (i) rating agency fees incurred by the Administrator or the Conduit Purchaser in connection with the transactions contemplated hereby, and (ii) reasonable fees and out-of-pocket expenses of legal counsel for the Agent, the Administrator and the Purchaser with respect thereto.
          SECTION 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE PROVINCE OF ONTARIO, CANADA.
          SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of a signature page hereto by facsimile shall be deemed as effective as delivery of an original executed signature page hereto.
          SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

3

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

AGCO CANADA, LTD
By:	/s/ David K Williams
	Name:	David K Williams
	Title:	President

AGCO CORPORATION
By:	/s/ David K Williams
	Name:	David K Williams
	Title:	VP-Treasurer

COÖPERATIVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as an Administrator and as the Agent and Custodian
By:	/s/ James Han
	Name:	James Han
	Title:	Vice President

By:	/s/ Brett Delfino
	Name:	Brett Delfino
	Title:	Executive Director

NIEUW AMSTERDAM RECEIVABLES CORPORATION, as a Purchaser
By:	/s/ Matthew Dorr
	Name:	Matthew Dorr
	Title:	Vice President

S-1

AMENDMENT NO. 3
Dated as of February 16, 2005
to
RECEIVABLES PURCHASE AGREEMENT
Dated as of June 26, 2001
          THIS AMENDMENT NO. 3, dated as of February 16, 2005 (this “Amendment”), is entered into by and among AGCO CANADA, LTD., as seller (the “Seller”), AGCO CORPORATION (“AGCO”), as servicer (in such capacity, the “Servicer”), NIEUW AMSTERDAM RECEIVABLES CORPORATION (“Nieuw Amsterdam”) and COÖPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH (“Rabobank International”), as an Administrator and as the Agent and Custodian.
PRELIMINARY STATEMENTS
          A. The Seller, the Servicer, Nieuw Amsterdam and Rabobank International (as an Administrator and as the Agent and Custodian) are parties to that certain Receivables Purchase Agreement, dated as of June 26, 2001 (as amended prior to the date hereof, the “Receivables Purchase Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Receivables Purchase Agreement.
          B. The parties hereto have agreed to amend the Receivables Purchase Agreement on the terms and conditions hereinafter set forth.
          NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
          SECTION 1. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, clauses (iv) and (v) of Section 10.01(h) of the Receivables Purchase Agreement are hereby amended to read in their entirety as follows:
     “(iv) at any time from and including January 1, 2005 to but excluding May 1, 2005, the average of the Default Ratios for the three most recently ended calendar months shall exceed 6%, or (v) at any time from and including January 1, 2005 to but excluding May 1, 2005, the Default Ratio shall exceed 7.5%;”

          SECTION 2. Condition Precedent. This Amendment shall become effective as of the date (the “Effective Date”) on which Rabobank International shall have received a copy of this Amendment duly executed by each of the parties hereto.
          SECTION 3. Covenants, Representations and Warranties of the Seller.
          3.01. Upon the effectiveness of this Amendment, each of the Seller and the Servicer hereby reaffirms all covenants, representations and warranties made by it in the Receivables Purchase Agreement, as further amended by this Amendment, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date.
          3.02. Each of the Seller and the Servicer hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (ii) upon the effectiveness of this Amendment, no event or circumstance has occurred and is continuing which constitutes an Early Amortization Event or which, with the giving of notice of the lapse of time, or both, would constitute an Early Amortization Event.
          SECTION 4. Reference to and Effect on the Receivables Purchase Agreement.
          4.01. Upon the effectiveness of this Amendment, each reference in the Receivables Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended hereby, and each reference to the Receivables Purchase Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Receivables Purchase Agreement shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.
          4.02. Except as specifically amended hereby, the Receivables Purchase Agreement, the other Transaction Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
          4.03. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchaser, the Administrator or the Agent under the Receivables Purchase Agreement, the Transaction Documents or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.
          SECTION 5. Costs and Expenses. The Seller shall pay to the Agent, the Administrator and the Purchaser on demand all reasonable costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of

2

this Amendment, the transactions contemplated hereby and the other documents to be delivered hereunder, including without limitation, (i) rating agency fees incurred by the Administrator or the Conduit Purchaser in connection with the transactions contemplated hereby, and (ii) reasonable fees and out-of-pocket expenses of legal counsel for the Agent, the Administrator and the Purchaser with respect thereto.
          SECTION 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE PROVINCE OF ONTARIO, CANADA.
          SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of a signature page hereto by facsimile shall be deemed as effective as delivery of an original executed signature page hereto.
          SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

3

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

AGCO CANADA, LTD
By:	/s/ David Williams
	Name:	David Williams
	Title:	VP-Treasurer

AGCO CORPORATION
By:	/s/ David Williams
	Name:	David Williams
	Title:	VP-Treasurer

COÖPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as an Administrator and as the Agent and Custodian
By:	/s/ Brett Defind
	Name:	Brett Defind
	Title:	Executive Director

By:	/s/ Jacquellne L. Arambulo
Name: Jacquellne L. Arambulo
	Title:	Vice President

NIEUW AMSTERDAM RECEIVABLES CORPORATION, as a Purchaser
By:	/s/ Matthew Dorr
Name: Matthew Dorr
	Title:	Vice President

S-1

AMENDMENT NO. 4
Dated as of May 2, 2005
to
RECEIVABLES PURCHASE AGREEMENT
Dated as of June 26, 2001
          THIS AMENDMENT NO. 4, dated as of May 2, 2005 (this “Amendment”), is entered into by and among AGCO CANADA, LTD., as seller (the “Seller”), AGCO CORPORATION (“AGCO”), as servicer (in such capacity, the “Servicer”), NIEUW AMSTERDAM RECEIVABLES CORPORATION (“Nieuw Amsterdam”) and COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH (“Rabobank International”), as an Administrator and as the Agent and Custodian.
PRELIMINARY STATEMENTS
          A. The Seller, the Servicer, Nieuw Amsterdam and Rabobank International (as an Administrator and as the Agent and Custodian) are parties to that certain Receivables Purchase Agreement, dated as of June 26, 2001 (as amended prior to the date hereof, the “Receivables Purchase Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Receivables Purchase Agreement.
          B. The parties hereto have agreed to amend the Receivables Purchase Agreement on the terms and conditions hereinafter set forth.
          NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
          SECTION 1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Receivables Purchase Agreement is hereby amended as follows:
          1.01. Section 1.01 is hereby amended by adding the following definitions in their proper alphabetical sequence:
     “AGCO Finance” means AGCO Finance Canada, Ltd., a Saskatchewan corporation.
     “AGCO Finance Purchase Agreement” means the Receivables Purchase Agreement, dated as of May 2, 2005, among the Purchasers, the

Seller, AGCO and AGCO Finance, as the same may be amended, restated, supplemented or otherwise modified from time to time.
     “AGCO Receivable” means a Dealer Receivable arising in connection with the sale of whole goods inventory comprised of a product line other than the Challenger product line.
     “AGCO Variable Dilution Ratio” means, with respect to any calendar month, a percentage equal to the Dilution Ratio for such calendar month minus the Planned Dilution Ratio for such calendar month; provided, that if the result is less than zero, the AGCO Variable Dilution Ratio shall be zero.
     “Challenger Dilution” means, at any time, the amount of any reduction in the outstanding balance of a Challenger Receivable as a result of any setoff, dispute, discount, rebate, return, netting, adjustment or any other reason other than (i) payment in cash of such outstanding balance by the Obligor, (ii) credit for a trade-in of used equipment or a return of equipment, to the extent such credit simultaneously gave rise to a new Challenger Receivable in respect of such equipment having an original Outstanding Balance equal to or greater than the amount of such reduction or (iii) such Challenger Receivable having become a Charged-Off Receivable.
     “Challenger Dilution Ratio” means, at any time, the percentage equivalent of a fraction, the numerator of which is equal to the aggregate amount of Challenger Dilutions which occurred during the calendar month then most recently ended, and the denominator of which is equal to Collections received with respect to of Challenger Receivables during such calendar month. For purposes of this definition, Challenger Dilutions and Collections shall be deemed to include amounts related to the indebtedness and other obligations (other than a sale of individual parts) arising in connection with the sale by the Seller of whole goods inventory comprised of the Challenger product line to a United States Dealer pursuant to a Dealer Agreement to the extent serviced by the Servicer, notwithstanding the fact that such indebtedness and other obligations have not been sold, transferred or otherwise conveyed to the Seller.
     “Challenger Planned Dilution” means, with respect to any calendar month, the aggregate amount of reserves accrued on the accounting books of the Seller with respect to program discounts expected to be taken by the Dealers with respect to Challenger Receivables at the time of settlement, as calculated by the Servicer on the last day of the immediately preceding calendar month in accordance with the accounting practices of the Seller as in effect on the date hereof.

     “Challenger Planned Dilution Ratio” means, with respect to any calendar month, the greater of (a) 10% and (b) the percentage equivalent of a fraction, the numerator of which is equal to the aggregate Challenger Planned Dilution for such calendar month, and the denominator of which is equal to the aggregate Outstanding Balance of the Challenger Receivables as of the last day of the immediately preceding calendar month.
     “Challenger Receivable” means a Dealer Receivable arising in connection with the sale of whole goods inventory comprised of the Challenger product line.
     “Challenger Variable Dilution Ratio” means, with respect to any calendar month, a percentage equal to the Challenger Dilution Ratio for such calendar month minus the Challenger Planned Dilution Ratio for such calendar month; provided, that if the result is less than zero, the Challenger Variable Dilution Ratio shall be zero.
     “Collection Proceeding” means, with respect to any Obligor, any legal collection, replevin or injunctive action initiated or commenced by or at the request of AGCO Finance taken to enforce any obligation owed by such Obligor to AGCO Finance on account of a Conveyed Receivable.
     “Conveyance Notice” means each notice delivered to the Agent and the Seller by AGCO Finance or the Servicer with respect to the purchase by AGCO Finance of the Ownership Interest of the Purchasers and the Retained Interest in Dealer Receivables.
     “Conveyance Price” means, with respect to a Conveyed Receivable, the aggregate purchase price paid by AGCO Finance to the Purchasers and the Seller for such Conveyed Receivable pursuant to the AGCO Finance Purchase Agreement.
     “Conveyed Receivable” means a Dealer Receivable with respect to which the Ownership Interest of the Purchasers and the Retained Interest have been purchased by AGCO Finance in accordance with the provisions of the AGCO Finance Purchase Agreement.
     “Intercreditor Agreement” means the Amended and Restated Intercreditor Agreement, dated as of May 2, 2005, among Rabobank, as Agent, Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, as administrative agent under the “Servicer Credit Facility” (as such term is defined in the Servicing Agreement), Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, Canadian Branch, as Canadian administrative agent under the “Servicer Credit Facility” (as such term is defined in the Servicing Agreement), AGCO Finance and AGCO, in its capacity as

Servicer, as the same may be amended, restated, supplemented or otherwise modified from time to time.
     “Purchase Termination Event” has the meaning specified in the AGCO Finance Purchase Agreement.
     “Retained Interest” means, at any time, the Seller’s undivided percentage ownership interest (computed as set forth below) in (i) each Dealer Receivable existing at such time, (ii) all Related Security with respect to each such Dealer Receivable, and (iii) all Collections with respect to, and other proceeds of, each such Dealer Receivable. Each such undivided percentage ownership interest shall equal, at any time, 100% minus the Ownership Interest at such time.
     “Servicing Agreement” means the Servicing and Support Agreement, dated as of May 2, 2005, between AGCO and AGCO Finance, as the same may be amended, restated, supplemented or otherwise modified from time to time.
          1.02. The definition of “Adverse Claim” in Section 1.01 is hereby amended to read in its entirety as follows:
     “Adverse Claim” means a lien, security interest, charge, encumbrance, or other right or claim in, of or on any Person’s assets or properties in favor of any other Person; provided that the right of AGCO Finance to Purchase any Dealer Receivable under the AGCO Finance Purchase Agreement shall not be construed as an Adverse Claim hereunder.
          1.03. The definition “Carrying Cost Reserve Percentage” in Section 1.01 is hereby amended to read in its entirety as follows:
     “Carrying Cost Reserve Percentage” means, at any time, a percentage equal to:
     1.5 * (3 Month LIBOR + 3.0%) * DSO/365
          where

3 Month LIBOR	=	LIBOR for an assumed Settlement Period of three months commencing on the immediately preceding Payment Date.

DSO	=	The product of (i) 270, times (ii) a fraction, the numerator of which is equal to the aggregate Outstanding Balance of all Dealer Receivables as of the last day of the calendar month most recently ended on or prior to the date of determination, and the denominator of which is equal to the aggregate Outstanding Balance of all Dealer Receivables arising during the nine calendar month period then most recently ended on or prior to such date.
          1.04. The definition “Collection Account” in Section 1.01 is hereby amended to read in its entirety as follows:
     “Collection Account” means the account maintained in the name of the Seller at the Collection Account Bank having the account no. 0002-1400-281, or any new collection account established pursuant to Section 4.07.
          1.05. The definition “Collection Account Bank” in Section 1.01 is hereby amended to read in its entirety as follows:
     “Collection Account Bank” means Bank of Montreal or, if the Seller establishes any new Collection Account pursuant to Section 4.07, the Eligible Bank at which such account is established.
          1.06. The definition “Collections” in Section 1.01 is hereby amended to read in its entirety as follows:
     “Collections” means, with respect to any Dealer Receivable, all cash collections and other cash proceeds in respect of such Dealer Receivable, including, without limitation, all Sales Taxes or other related amounts accruing in respect thereof, all cash proceeds of Related Security with respect to such Dealer Receivable, all Deemed Collections with respect to such Dealer Receivable, any Conveyance Price paid in immediately available funds with respect to such Dealer Receivables and any other amounts which are stated herein to be applied as Collections, but for greater certainty, not including any collections of Finance Charges. Without limiting the generality of the foregoing, it is understood and agreed that Collections shall include all amounts received (including insurance proceeds, if any) with respect to Dealer Receivables which have previously become Defaulted Receivables or Charged-Off Receivables.
          1.07. The definition “Dealer Agreement” in Section 1.01 is hereby amended to read in its entirety as follows:
     “Dealer Agreement” means an agreement between the Seller and another Person that has agreed to act as a dealer for equipment manufactured or distributed by the Seller including, without limitation, any “Dealer Sales and Service Agreement” in substantially the form attached hereto as Exhibit F or any substantially similar agreement, howsoever denominated or, with respect to a Challenger Receivable, any

“Challenger® Dealer Sales and Service Agreement” in substantially the form attached hereto as Exhibit J or any substantially similar agreement, howsoever denominated.
          1.08. The definition “Dealer Receivable” in Section 1.01 is hereby amended to read in its entirety as follows:
     “Dealer Receivable” means the indebtedness and other obligations owed to the Seller (without giving effect to any transfer or conveyance hereunder) or in which the Seller has a security interest or other interest, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of farm machinery (other than a sale of individual parts) to a Canadian Dealer pursuant to a Dealer Agreement and includes, without limitation, the obligation to pay any Sale Taxes or similar charges with respect thereto, but excluding any obligation to pay Finance Charges. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Dealer Receivable separate from a Dealer Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction. Notwithstanding any provision of this Agreement to the contrary, Dealer Receivables do not include Conveyed Receivables.
          1.09. The definition “Dilution” in Section 1.01 is hereby amended to read in its entirety as follows:
     “Dilution” means, at any time, the amount of any reduction in the outstanding balance of an AGCO Receivable as a result of any setoff, dispute, discount, rebate, return, netting, adjustment or any other reason other than (i) payment in cash of such outstanding balance by the Obligor, (ii) credit for a trade-in of used equipment or a return of equipment, to the extent such credit simultaneously gave rise to a new AGCO Receivable in respect of such equipment having an original Outstanding Balance equal to or greater than the amount of such reduction or (iii) such AGCO Receivable having become a Charged-Off Receivable.
          1.10. The definition “Dilution Ratio” in Section 1.01 is hereby amended to read in its entirety as follows:
     “Dilution Ratio” means, at any time, the percentage equivalent of a fraction, the numerator of which is equal to the aggregate amount of Dilutions which occurred during the calendar month then most recently ended, and the denominator of which is equal to Collections received with respect to of AGCO Receivables during such calendar month; provided, that for purposes of this definition, Dilutions shall be calculated with respect to AGCO Receivables and, without duplication, Conveyed

Receivables and Collections shall not include the Conveyance Price, if any, paid with respect to any Conveyed Receivable. For purposes of this definition, Dilutions and Collections shall be deemed to include amounts related to the indebtedness and other obligations (other than a sale of individual parts) arising in connection with the sale by the Seller of whole goods inventory (except to the extent comprised of the Challenger product line) to a United States Dealer pursuant to a Dealer Agreement to the extent serviced by the Servicer, notwithstanding the fact that such indebtedness and other obligations have not been sold, transferred or otherwise conveyed to the Seller.
          1.11. Paragraphs (c), (k) and (l) of the definition “Eligible Receivable” in Section 1.01 are hereby amended to read in their entirety as follows:
     (c) such Dealer Receivable arises under a Dealer Agreement substantially in the form attached hereto as Exhibit F (in the case AGCO Receivables) or Exhibit J (in the case of Challenger Receivables) (or, in either case, in such other form as shall have been approved in writing by the Agent, such approval not to be unreasonably withheld), which, together with such Dealer Receivable, is in full force and effect and has not been terminated and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms subject to no offset, counterclaim or other defense or contingency; provided, that Challenger Receivables shall not exceed 25% of the aggregate Outstanding Balance of all Dealer Receivables;
     (k) such Dealer Receivable is required to be paid in full, in the case of an AGCO Receivable, within twenty-four (24) months of the date such Dealer Receivable arises or, in the case of a Challenger Receivable (other than a Challenger Receivable arising in connection with the sale of hay-handling Equipment), within six (6) months of the date such Dealer Receivable arises;
     (l) in the case of a Challenger Receivable arising in connection with the sale of hay-handling Equipment, such Challenger Receivable has a remaining term of six (6) months or less from such time;
          1.12. The definition “Eligible Receivable” in Section 1.01 is hereby further amended by deleting the word “and” at the end of paragraph (s), relettering paragraph (t) as paragraph (v) and adding new paragraphs (t) and (u) as follows:
     (t) such Dealer Receivable is not accruing interest on the Outstanding Balance thereof;
     (u) the Obligor of such Dealer Receivable is not subject to any Collection Proceeding; and

          1.13. The definition “Net Eligible Receivables Balance” in Section 1.01 is hereby amended to read in its entirety as follows:
     “Net Eligible Receivables Balance” means, at any time, an amount equal to (a) the Eligible Receivables Balance minus (b) the sum of (1) the product of (x) the Planned Dilution Ratio, times (y) a fraction, the numerator of which is the aggregate Outstanding Balance the AGCO Receivables (other than AGCO Receivables that are accruing interest at that time and have not been purchased by AGCO Finance pursuant to the AGCO Finance Purchase Agreement) and the denominator of which is the aggregate Outstanding Balance of all Dealer Receivables (other than AGCO Receivables that are accruing interest at that time and have not been purchased by AGCO Finance pursuant to the AGCO Finance Purchase Agreement), times (z) the Eligible Receivables Balance, plus (2) the product of (x) the Challenger Planned Dilution Ratio, times (y) a fraction, the numerator of which is the aggregate Outstanding Balance the Challenger Receivables and the denominator of which is the aggregate Outstanding Balance of all Dealer Receivables (other than AGCO Receivables that are accruing interest at that time and have not been purchased by AGCO Finance pursuant to the AGCO Finance Purchase Agreement), times (z) the Eligible Receivables Balance.
          1.14. The definition “New Equipment Receivables Percentage” in Section 1.01 is hereby deleted in its entirety.
          1.15. The definition “Ownership Interest” in Section 1.01 is hereby amended by adding the following sentence to the end thereof:
The Purchasers shall not have an Ownership Interest in any Conveyed Receivable.
          1.16. The definition “Payment Rate” in Section 1.01 is hereby amended to read in its entirety as follows:
     “Payment Rate” means, at any time, the percentage equivalent of a fraction, the numerator of which is equal to the sum of (i) the original Outstanding Balance of all Dealer Receivables (other than AGCO Receivables with respect to which interest was accruing but were not purchased by AGCO Finance pursuant to the AGCO Purchase Agreement) for which the final payment of principal owing by the Obligor was made in the immediately preceding calendar month plus (ii) the Conveyance Price paid by AGCO Finance in the immediately preceding calendar month, and the denominator of which is equal to the aggregate Outstanding Balance of all Dealer Receivables (other than AGCO Receivables with respect to which interest was accruing but were not purchased by AGCO Finance pursuant to the AGCO Purchase Agreement) as of the last day of the second preceding calendar month.

          1.17. The definition “Planned Dilution” in Section 1.01 is hereby amended to read in its entirety as follows:
     “Planned Dilution” means, with respect to any calendar month, the aggregate amount of reserves accrued on the accounting books of the Seller with respect to program discounts expected to be taken by the Dealers with respect to AGCO Receivables at the time of settlement, as calculated by the Servicer on the last day of the immediately preceding calendar month in accordance with the accounting practices of the Seller as in effect on the date hereof.
          1.18. The definition “Planned Dilution Amount” in Section 1.01 is hereby amended to read in its entirety as follows:
     “Planned Dilution Amount” means an amount, determined as of the Business Day immediately preceding the Termination Date, equal to the sum of (a) the sum of (x) the Challenger Planned Dilution plus (y) the Planned Dilution, in each case, for the calendar month then most recently ended plus (b) the product of (i) the Variable Dilution Reserve Percentage times (ii) the Net Eligible Receivables Balance, in each case, as of such Business Day.
          1.19. The definition “Planned Dilution Ratio” in Section 1.01 is hereby amended to read in its entirety as follows:
     “Planned Dilution Ratio” means, with respect to any calendar month, the greater of (a) 10% and (b) the percentage equivalent of a fraction, the numerator of which is equal to the aggregate Planned Dilution for such calendar month, and the denominator of which is equal to the aggregate Outstanding Balance of the AGCO Receivables as of the last day of the immediately preceding calendar month.
          1.20. The last proviso in the definition “Special Concentration Limit” in Section 1.01 is hereby amended to read in its entirety as follows:
provided further that in no event shall the Special Concentration Limit of any single Obligor be (i) reduced so that the Dealer Receivables owing from such single Obligor together with the Dealer Receivables owing from its Affiliates are required to be less than the Dealer Concentration Limit applicable to such Obligor or (ii) ) reduced or increased without prior written notice to each rating agency rating the Commercial Paper Notes of the Purchasers.
          1.21. The definition “Transaction Documents” in Section 1.01 is hereby amended to read in its entirety as follows:
     “Transaction Documents” means, collectively, this Agreement, each Purchase Notice, each Joinder Agreement, each Deposit Account

Agreement, the Fee Letters, each Conveyance Notice, the Intercreditor Agreement and all other instruments, documents and agreements executed and delivered in connection herewith.
          1.22. The definition “Variable Dilution Ratio” in Section 1.01 is hereby amended to read in its entirety as follows:
     “Variable Dilution Ratio” means, with respect to any calendar month, the percentage equivalent of a fraction, the numerator of which is equal to the sum of (a) the product of (i) the AGCO Variable Dilution Ratio times (ii) aggregate Outstanding Balance of all AGCO Receivables as of the last day of such calendar month, other than AGCO Receivables with respect to which interest was accruing during such calendar month, plus (b) the product of (i) the Challenger Variable Dilution Ratio times (ii) aggregate Outstanding Balance of all Challenger Receivables as of the last day of such calendar month, and the denominator of which is equal to the aggregate Outstanding Balance of the Dealer Receivables (other than AGCO Receivables with respect to which interest was accruing) as of the last day of the immediately preceding calendar month.
          1.23. The definition “Variable Dilution Reserve Percentage” in Section 1.01 is hereby amended to read in its entirety as follows:
     “Variable Dilution Reserve Percentage” means, at any time, a percentage equal to the product of (i) 2.0 times, (ii) 1 minus the Loss Reserve Percentage, times (iii) the highest three month rolling average Variable Dilution Ratio during the twelve complete calendar month period then most recently ended.
          1.24. The second sentence of Section 4.02 is hereby amended to read in its entirety as follows:
In the event any Dilution or Challenger Dilution occurs with respect to a Dealer Receivable, the Seller shall be deemed to have received a Collection of such Dealer Receivable in the amount of such Dilution or Challenger Dilution, as the case may be; provided that no such Collection shall be deemed to have been received by the Seller unless (i) if such Dilution or Challenger Dilution occurs on or prior to the Termination Date, the aggregate Ownership Interests exceed 100% after giving effect to such Dilution or Challenger Dilution, as the case may be, or (ii) if such Dilution or Challenger Dilution occurs after the Termination Date, the aggregate amount of Dilution and Challenger Dilution that has occurred with respect to the Dealer Receivables since the Termination Date exceeds the Planned Dilution Amount.
          1.25. Section 4.07(a) is hereby amended to read in its entirety as follows:

     (a) The Seller has established, and during the term of this Agreement shall maintain, the Collection Account. If, at any time, the bank at which the Collection Account is maintained ceases to be an Eligible Bank, the Seller shall within 30 days of acquiring knowledge that such bank is no longer an Eligible Bank establish a new Collection Account with an Eligible Bank reasonably satisfactory to the Agent and shall transfer any cash and any investments held in the old Collection Account to such new Collection Account. Prior to establishing any new Collection Account with an Eligible Bank, the Seller shall obtain from such Eligible Bank a fully executed Deposit Account Agreement covering such new Collection Account.
          1.26. Section 6.01 is hereby amended by adding the following new subsection (v) at the end thereof:
     (v) Payments from AGCO Finance. With respect to the Retained Interest in each Dealer Receivable transferred to AGCO Finance under the AGCO Finance Purchase Agreement, the Seller has received reasonably equivalent value from AGCO Finance in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by the Seller of any such Retained Interest under the AGCO Finance Purchase Agreement is or may be voidable under any section of the Insolvency Statutes (as such term is defined in Section 6.01(u)).
          1.27. Section 8.01(a) is hereby amended by adding the following new paragraphs at the end thereof:
     (viii) Purchase Termination Events. The occurrence of each Purchase Termination Event and each event which with the passage of time or the giving of notice, or both, would be a Purchase Termination Event, by a statement of an Authorized Officer of the Seller.
     (ix) Amendments to the AGCO Finance Purchase Agreement. At least ten (10) days prior to the occurrence thereof, provide to the Agent a copy of any notice to be delivered by the Seller (i) canceling or terminating the AGCO Finance Purchase Agreement or (ii) giving any consent, directive or approval under the AGCO Finance Purchase Agreement except as required by applicable law.
     (x) Termination Date. The occurrence of the “Termination Date” under the AGCO Finance Purchase Agreement.
          1.28. The last sentence of Section 8.01(h) is hereby amended to read in its entirety as follows:
The Seller shall maintain exclusive ownership, dominion and control (subject to the terms of this Agreement) of each Lock-Box and Deposit Account and shall not grant the right to take dominion and control of any

Lock-Box or Deposit Account at a future time or upon the occurrence of a future event to any Person, except to the Agent as contemplated by this Agreement and, subject to the Intercreditor Agreement, to AGCO Finance as contemplated by the AGCO Finance Purchase Agreement).
          1.29. Sections 8.02(d) and (e) are hereby amended to read in their entirety as follows:
     (d) Sales, Liens. The Seller shall not Transfer (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Dealer Receivable, Related Security or Collections, or upon or with respect to any Contract under which any Dealer Receivable arises, or any Lock-Box or Deposit Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests (i) therein in favour of the Custodian, the Agent and the Purchasers provided for herein or (ii) in Conveyed Receivables and Related Security and Collections with respect to Conveyed Receivables in favor of AGCO Finance pursuant to the AGCO Finance Purchase Agreement), and the Seller shall defend the right, title and interest of the Custodian, the Agent and the Purchasers in, to and under any of the foregoing property, against all claims of third parties (other than any claim of AGCO Finance arising pursuant to the AGCO Finance Purchase Agreement) claiming through or under the Seller. The Seller shall not create or suffer to exist any Adverse Claim on any of its inventory, unless an intercreditor agreement in form and substance satisfactory to the Agent is in force between the Agent on behalf of the Purchasers and any other Person holding any such Adverse Claim.
     (e) Merger. The Seller shall not merge or consolidate with or into, or convey, Transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions, and except as otherwise contemplated herein or in the AGCO Finance Purchase Agreement) all or any material part of its assets (whether now owned or hereafter acquired) to, or acquire all or any material part of the assets of, any Person.
          1.30. Section 8.03(b) is hereby amended by adding the following new paragraphs at the end thereof:
     (iv) Purchase Termination Events. The occurrence of each Purchase Termination Event and each event which with the passage of time or the giving of notice, or both, would be a Purchase Termination Event, by a statement of an Authorized Officer of the Servicer.
     (v) Servicer Default. The occurrence of any “Servicer Event of Default” under the Servicing Agreement.

          1.31. Section 9.02(f) is hereby amended to read in its entirety as follows:
     (f) The Servicer shall apply Collections to Dealer Receivables as specified by the applicable Obligor or, if not so specified, shall take or cause to be taken such action as may be necessary to determine the Dealer Receivables to which Collections should apply. Any payment by an Obligor in respect of any Dealer Receivable that, after the Servicer’s compliance with the obligations set forth in the immediately preceding sentence, is not applied to a specific Dealer Receivable shall, subject to the terms of the Intercreditor Agreement and except as otherwise required by contract or law and unless otherwise instructed by the Agent, be applied in accordance with the methodology set out in for the application of such payments in the Credit and Collection Policy.
          1.32. Paragraph (f) of Section 9.07 is hereby amended to read in its entirety as follows:
(f)	The Custodian ceases to hold the Pool Assets as agent and bailee for the Seller and the Purchasers or the Agent for the benefit of the Purchasers shall cease to have a valid and perfected first priority ownership interest in the Dealer Receivables, the Related Security and the Collections with respect thereto and a valid and perfected security interest in the Deposit Accounts;
          1.33. Section 9.07 is hereby amended by adding the word “or” at the end of paragraph (j) and adding a new paragraph (k) as follows:
     (k) The Servicer shall be replaced as “Servicer” under the Servicing Agreement;
          1.34. Paragraph (f) of Section 10.01 is hereby amended to read in its entirety as follows:
(f)	The Custodian ceases to hold the Pool Assets as agent and bailee for the Seller and the Purchasers or the Agent for the benefit of the Purchasers shall cease to have a valid and perfected first priority ownership interest in the Dealer Receivables, the Related Security and the Collections with respect thereto and a valid and perfected security interest in the Deposit Accounts;
          1.35. Paragraph (h) of Section 10.01 is hereby amended to read in its entirety as follows:
     (h) As at the end of any calendar month, (i) the Variable Dilution Ratio shall exceed 5.0%, (ii) the average of the Challenger Planned Dilution Ratios for the three most recently ended calendar months shall exceed 20.0%, (iii) the average of the Planned Dilution Ratios for the three most recently ended calendar months shall exceed 20.0%, (iv) the average of the Payment Rates for the three most recently ended calendar months shall be less than (x) if such three calendar month period shall end with the month of January, February, March or April, 7% and (y) in all other cases, 13%, (v) the average Default Ratio for the three most recently ended calendar months shall exceed 3.0% or (vi) the Default Ratio shall exceed 5%;
          1.36. Section 10.01 is hereby amended by deleting the word “or” at the end of paragraph (k), deleting the period at the end of paragraph (l) and substituting in replacement thereof “; or” and adding a new paragraph (m) as follows:
     (m) AGCO Finance shall have initiated or commenced any legal proceeding with respect to collection, replevin, injunctive or other similar action to enforce any obligation owed by the Seller under this Agreement.
          1.37. Paragraph (x) of Section 11.01(a) is hereby amended in its entirety to read as follows:
     (x) any failure of the Seller to have had (but for the transactions contemplated hereby or by the AGCO Finance Purchase Agreement) legal and equitable title to, and ownership of any Dealer Receivable and the Related Security and Collections with respect thereto, free and clear of any Adverse Claim; or any failure of the Seller to have a first priority perfected security (or equivalent) interest in the Equipment the sale of which gave rise to any AGCO Receivable;
          1.38. Section 11.01(a) is hereby amended deleting the word “or” at the end of paragraph (xv), deleting the period at the end of paragraph (xvi) and substituting in replacement thereof a semi-colon and by adding the following new paragraphs at the end thereof:
     (xvii) the purchase by AGCO Finance of Ownership Interests of the Purchasers or the Retained Interest in Dealer Receivables as contemplated by the AGCO Finance Purchase Agreement; or
     (xviii) the AGCO Finance Purchase Agreement or the Intercreditor Agreement.
          1.39. Section 11.01(b) is hereby amended deleting the word “or” at the end of paragraph (viii), deleting the period at the end of paragraph (ix) and substituting in replacement thereof a semi-colon and by adding the following new paragraphs at the end thereof:
     (x) the Servicing Agreement; or

     (xi) any failure of AGCO Finance to give reasonably equivalent value to the Purchasers or the Seller under the AGCO Finance Purchase Agreement in consideration of the transfer by the Purchasers of the Ownership Interest of the Purchasers in any Dealer Receivables or by the Seller of the Retained Interest in any Dealer Receivable, any attempt by any Person to void any such transfer under statutory provisions or common law or equitable action, or any attempt by any Person to void any such transfer under statutory provisions or common law or equitable actions.
          1.40. Paragraph (a) of Section 13.01 is hereby amended to read in its entirety as follows:
     (a) Neither the Seller nor the Servicer nor any Purchaser shall have the right to assign its rights or obligations under this Agreement except to the extent otherwise provided herein. Subject to the compliance by the assignee of Section 13.01(c), the Seller hereby agrees and consents to the complete or partial assignment by any Purchaser of all or any portion of its rights under, interest in, title to and obligations under this Agreement to (i) any member of its Related Group or any Conduit Funding Source and (ii) any other Person approved by the Seller (such approval not to be unreasonably withheld), and upon such assignment, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such assignment, have the rights and obligations of a Purchaser hereunder and (y) the Purchaser assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such assignment, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an assignment covering all or the remaining portion of an assigning Purchaser’s rights and obligations under this Agreement, such Purchaser shall cease to be a party hereto).
          1.41. Section 13.01 is hereby amended by adding a new paragraph (c) as follows:
     (c) No assignment by any Purchaser hereunder shall be effective unless and until the assignee thereof shall have become a signatory to the AGCO Finance Purchase Agreement as a “Securitization Seller” thereunder.
          1.42. Section 14.15(b) is hereby amended to read in its entirety as follows:
     (b) This Agreement shall constitute a security agreement under the UCC with respect to the Deposit Accounts and, to that end, the Seller hereby grants to the Agent for the ratable benefit of the Purchasers, in order to secure the payment of all present and future indebtedness and obligations of the Seller to the Purchasers under this Agreement outstanding from time to time, a valid security interest in all of the Seller’s right, title and interest in, to and under each Deposit Account, and all amounts credited thereto from time to time with respect to Dealer Receivables.
          1.43. The Table of Contents is hereby amended by deleting the reference to Exhibit F and substituting in replacement thereof the following:

Exhibit F	Form of Dealer Agreement (other than with respect to Challenger Dealer Receivables)
          1.44. The Table of Contents is hereby amended by adding a reference to a new Exhibit J as follows:

Exhibit J	Form of Dealer Agreement (with respect to Challenger Dealer Receivables)
          1.45. Exhibit F is hereby amended in its entirety as set forth in Exhibit A hereto, and a new Exhibit J is hereby added as set forth in Exhibit B hereto.
          SECTION 2. Condition Precedent. This Amendment shall become effective on the date (the “Effective Date”) on which the Agent and the Administrators shall have received the following, each (unless otherwise indicated) dated such date and in form and substance satisfactory to the Agent and the Administrators:
          (a) Certificates of the Secretary or Assistant Secretary of the Seller, AGCO and AGCO Finance certifying the names and true signatures of their respective officers authorized to sign this Amendment, the AGCO Finance Purchase Agreement, the Servicing Agreement, the Intercreditor Agreement and the other documents to be delivered by them hereunder or thereunder or in connection herewith or therewith, evidence of authorization of the transactions contemplated hereby and thereby, the articles of incorporation (including an amendment to the articles of incorporation of the Seller permitting the transactions contemplated by the AGCO Finance Purchase Agreement) or formation (attached and appropriately certified by the Secretary of State of the Seller’s, AGCO’s and AGCO Finance’s jurisdiction of incorporation or formation) and the by-laws and all amendments thereto of the Seller and AGCO.
          (b) Amendments to registration statements previously filed in all jurisdictions that the Agent or the Administrators may deem necessary or desirable in order to preserve, perfect and protect the Purchasers’ ownership interest in the Ownership Interests Transferred under the Receivables Purchase Agreement as amended by this Amendment.
          (c) Executed copies of all discharges, releases or subordination agreements, if any, which the Agent requests with respect to registrations or Adverse Claims of any Person in any Pool Assets, together with copies of the relevant financing change statements or other discharge or release statements with the registration particulars stamped thereon, and copies of any estoppel letters which the Agent shall reasonably request to confirm that any registration made in favour of any Person, does not and will not be relied upon to perfect or protect an adverse claim in any Pool Assets
          (d) Copies of search reports of all relevant searches conducted against the Seller and its predecessor names in Ontario, Quebec and Saskatchewan.
          (e) An executed copy of the Servicing Agreement, AGCO Finance Purchase Agreement, Intercreditor Agreement, fee letter and this Amendment from of the parties thereto and hereto.
          (f) Favorable opinions of counsel for the Seller, AGCO and AGCO Finance as to such matters as the Agent or any Administrator may reasonably request, including, without limitation, opinions with respect to “true sale” and substantive consolidation.
          (g) Payment of all fees required to be paid pursuant to any fee letter entered into in connection with the transactions contemplated by this Amendment.
          (h) Certificates of Status (or of Compliance) of the Seller for the jurisdiction of its chief executive office and each other jurisdiction where it conducts business ; and good standing certificates with respect to AGCO and AGCO Finance from the Secretary of State of the State of their respective jurisdictions of organization and such other jurisdictions as the Agent or any Administrator may reasonably request.
          (i) Copies of all consents, waivers and amendments to existing credit facilities that are necessary in connection with this Amendment and the transactions contemplated hereby.
          (j) Certificates of Authorized Officers of the Seller and AGCO to the effect as follows, and the following shall be true and correct as at such time: (i) the representations and warranties made herein and in the Receivables Purchase Agreement as amended by this Amendment (the “Amended Receivables Purchase Agreement”) are true and correct as of the Effective Date, as if made on such date; (ii) the Seller and the Servicer are each in compliance with all of their obligations under the Amended Receivables Purchase Agreement; and (iii) no Early Amortization Event, Potential Amortization Event, Servicer Default or event which, with the passage of time or the giving of notice, or both, would constitute an Servicer Default has occurred and is continuing, or would result from the transactions contemplated by this Amendment, the AGCO Finance Purchase Agreement, the Servicing Agreement or the Intercreditor Agreement.
          (k) Such other documents, approvals or opinions as the Agent or an Administrator may reasonably request.
          SECTION 3. Representations and Warranties.

          3.01. The Seller hereby represents and warrants to the Agent, the Administrators and the Purchasers on the date hereof and on the Effective Date that:
          (a) The Seller is a corporation duly amalgamated, validly existing and in good standing under the laws of Saskatchewan, is duly qualified to do business and is in good standing as a foreign corporation, and has and holds all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted.
          (b) The execution and delivery by the Seller of this Amendment and the AGCO Finance Purchase Agreement, and the performance of its obligations hereunder and under the Amended Receivables Purchase Agreement and the AGCO Finance Purchase Agreement, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part. This Amendment and the AGCO Finance Purchase Agreement have been duly executed and delivered by the Seller.
          (c) The execution and delivery by the Seller of this Amendment and the AGCO Finance Purchase Agreement, and the performance of its obligations hereunder and under the Amended Receivables Purchase Agreement and the AGCO Finance Purchase Agreement, do not contravene or violate (i) its certificate or articles of amalgamation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property.
          (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by the Seller of this Amendment, the Amended Receivables Purchase Agreement or the AGCO Finance Purchase Agreement, and the performance of its obligations hereunder or under the Amended Receivables Purchase Agreement or the AGCO Finance Purchase Agreement.
          (e) There are no actions, suits or proceedings pending, or to the best of the Seller’s knowledge, threatened, against or affecting the Seller, or any of its properties, in or before any court, arbitrator or other body which would have a Material Adverse Effect. The Seller is not in default with respect to any order of any court, arbitrator or governmental body.
          (f) This Amendment constitutes and, as of the Effective Date, the Amended Receivables Purchase Agreement and the AGCO Finance Purchase Agreement will constitute, the legal, valid and binding obligations of the Seller enforceable against the Seller in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          3.02. AGCO hereby represents and warrants to the Agent, the Administrators and the Purchasers on the date hereof and on the Effective Date that:
          (g) AGCO is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign corporation, and has and holds all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted.
          (h) The execution and delivery by AGCO of this Amendment, the AGCO Finance Purchase Agreement, the Servicing Agreement and the Intercreditor Agreement, and the performance of its obligations hereunder and under the Amended Receivables Purchase Agreement, the AGCO Finance Purchase Agreement, the Servicing Agreement and the Intercreditor Agreement, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part. This Amendment, the AGCO Finance Purchase Agreement, the Servicing Agreement and the Intercreditor Agreement have been duly executed and delivered by AGCO.
          (i) The execution and delivery by AGCO of this Amendment, the AGCO Finance Purchase Agreement, the Servicing Agreement and the Intercreditor Agreement, and the performance of its obligations hereunder and under the Amended Receivables Purchase Agreement, the AGCO Finance Purchase Agreement, the Servicing Agreement and the Intercreditor Agreement, do not contravene or violate (i) its certificate of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property.
          (j) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by AGCO of this Amendment, the AGCO Finance Purchase Agreement, the Servicing Agreement or the Intercreditor Agreement, and the performance of its obligations hereunder or under the Amended Receivables Purchase Agreement, the AGCO Finance Purchase Agreement, the Servicing Agreement or the Intercreditor Agreement.
          (k) There are no actions, suits or proceedings pending, or to the best of AGCO’s knowledge, threatened, against or affecting AGCO, or any of its properties, in or before any court, arbitrator or other body which would have a Material Adverse Effect. AGCO is not in default with respect to any order of any court, arbitrator or governmental body.
          (l) This Amendment constitutes and, as of the Effective Date, the Amended Receivables Purchase Agreement, the AGCO Finance Purchase Agreement, the Servicing Agreement and the Intercreditor Agreement, will constitute, the legal, valid and binding obligations of AGCO enforceable against AGCO in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
          SECTION 4. Covenant. The parties hereto hereby agree that if, upon the receipt by the Administrators of the Monthly Report required to be delivered on the Reporting Date occurring six months after the Effective Date, any Administrator determines, in its sole discretion, that the Early Amortization Event in Section 10.01(h) of the Amended Receivables Purchase Agreement or the Credit Enhancement are no longer reasonable or protective as a result of the transactions contemplated by this Amendment, the Purchasers and the Seller shall negotiate in good faith to amend the provisions of Section 10.01(h) of the Amended Receivables Purchase Agreement or the definition “Credit Enhancement” in Section 1.01 of the Amended Receivables Purchase Agreement. The failure of the Purchasers and the Seller to agree to such amendment on the date which occurs thirty days after any Administrator or the Agent notifies the Seller that the Early Amortization Event in Section 10.01(h) of the Amended Receivables Purchase Agreement or the definition “Credit Enhancement” are no longer reasonable or protective as a result of the transactions contemplated by this Amendment shall constitute an Early Amortization Event under the Amended Receivables Purchase Agreement with the same force and effect as if set forth therein, and shall entitle the Purchasers, the Administrators and the Agent to exercise any and all remedies described in the Amended Receivables Purchase Agreement.
          SECTION 5. Reference to and Effect on the Receivables Purchase Agreement.
          5.01. Upon the effectiveness of this Amendment, each reference in the Receivables Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended hereby, and each reference to the Receivables Purchase Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Receivables Purchase Agreement shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.
          5.02. Except as specifically amended hereby, the Receivables Purchase Agreement, the other Transaction Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
          5.03. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser, any Administrator or the Agent under the Receivables Purchase Agreement, the Transaction Documents or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

          SECTION 6. Costs and Expenses. The Seller shall pay to the Agent, each Administrator and each Purchaser on demand all reasonable costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Amendment, the transactions contemplated hereby and the other documents to be delivered hereunder, including without limitation, (i) rating agency fees incurred by any Administrator or any Purchaser in connection with the transactions contemplated hereby, and (ii) reasonable fees and out-of-pocket expenses of legal counsel for the Agent, each Administrator and each Purchaser with respect thereto.
          SECTION 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO, CANADA.
          SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of a signature page hereto by facsimile shall be deemed as effective as delivery of an original executed signature page hereto.
          SECTION 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

AGCO CANADA, LTD.
By:
Name:
Title:

AGCO CORPORATION
By:
Name:
Title:

COÖPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as an Administrator and as the Agent and Custodian
By:
Name:
Title:

By:
Name:
Title:

NIEUW AMSTERDAM RECEIVABLES CORPORATION, as a Purchaser
By:
Name:
Title:

AGCO Canada Amendment

S-1

EXHIBIT A
Exhibit F
FORM OF DEALER AGREEMENT
(with respect to AGCO Receivables)

EXHIBIT B
Exhibit J
FORM OF DEALER AGREEMENT
(with respect to Challenger Receivables)

EXECUTION COPY
AMENDMENT NO. 5
Dated as of December 12, 2008
to
RECEIVABLES PURCHASE AGREEMENT
          THIS AMENDMENT NO. 5, dated as of December 12, 2008 (this “Amendment”), is entered into by and among AGCO CANADA, LTD., as seller (the “Seller”), AGCO CORPORATION (“AGCO”), as servicer (in such capacity, the “Servicer”), NIEUW AMSTERDAM RECEIVABLES CORPORATION (“Nieuw Amsterdam”) and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH (“Rabobank International”), as an Administrator and as the Agent and Custodian.
PRELIMINARY STATEMENTS
          A. The Seller, the Servicer, Nieuw Amsterdam and Rabobank International (as an Administrator and as the Agent and Custodian) are parties to that certain Receivables Purchase Agreement, dated as of June 26, 2001 (as amended prior to the date hereof, the “Receivables Purchase Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Receivables Purchase Agreement.
          B. The parties hereto have agreed to amend the Receivables Purchase Agreement on the terms and conditions hereinafter set forth.
          NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
          SECTION 1. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Receivables Purchase Agreement is hereby amended as follows:
          1.01 Section 1.01 is hereby amended by deleting the definitions of “Cash Control Event”, “Credit Enhancement”, “Dilution” and “Payment Date” and substituting, in lieu thereof, respectively, the following:
     “Cash Control Event” means the occurrence of either of the following events: (i) the Servicer’s long-term corporate family debt rating or long-term local issuer credit rating, as the case may be, shall be Ba2 or lower by Moody’s or BB or lower by S&P or either such rating is withdrawn or (ii) any Early Amortization Event.
     “Credit Enhancement” means, as of any date of determination, the product of (a) the Net Eligible Receivables Balance, times (b) the greater of (i) the Dynamic Reserve Percentage and (ii) the percentage set forth below opposite the long-term corporate family debt rating or long-term local issuer credit rating, as the case may be, of AGCO as of such date (determined on the lower of the ratings assigned by Moody’s or S&P).

Moody’s	S&P	Percentage
Ba2 or higher	BB or higher	17%

Ba3	BB-	19%

Bl	B+	27%

B2 or lower or rating withdrawn	B or lower or rating withdrawn	37%
     “Dilution” means, at any time, the amount of any reduction in the outstanding balance of an AGCO Receivable as a result of any setoff, dispute, discount (including volume discount), rebate (including volume rebate), return, netting, adjustment or any other reason other than (i) payment in cash of such outstanding balance by the Obligor, (ii) credit for a trade-in of used equipment or a return of equipment, to the extent such credit simultaneously gave rise to a new AGCO Receivable in respect of such equipment having an original Outstanding Balance equal to or greater than the amount of such reduction or (iii) such AGCO Receivable having become a Charged-Off Receivable.
     “Payment Date” means (i) the first day of each calendar month (or, if such day is not a Business Day, the next succeeding Business Day) and (ii) from and after the occurrence of an Early Amortization Event, each additional Business Day designated as a “Payment Date” by the Agent.
          1.02 The definition of Termination Date in Section 1.01 is hereby amended by deleting the date “April 8, 2009” contained therein and substituting, in lieu thereof, the date “December 12, 2013”.
          1.03 The first clause of the first sentence of Section 4.07(b) is hereby amended to read in its entirety as follows: “If at any time the Servicer’s long-term corporate family debt rating or long-term local issuer credit rating, as the case may be, shall not be at least Ba3 by Moody’s and at least BB+ by S&P”.
          1.04 Clause (ii) of the first sentence of Section 9.05 is hereby amended deleting the words “if the long-term senior unsecured debt rating of AGCO is lower than Ba3 by Moody’s or lower than BB- by S&P” and substituting, in lieu thereof, “if the long-term corporate family debt rating or long-term local issuer credit rating, as the case may be, of AGCO is lower than Ba2 or withdrawn by Moody’s or lower than BB or withdrawn by S&P”.
          1.05 Clause (g) of Section 9.07 is hereby amended to read in its entirety as follows:

2

     (g) The long-term corporate family debt rating or long-term local issuer credit rating, as the case may be, of AGCO is below Ba2 by Moody’s or BB by S&P or either such rating is withdrawn.
          1.06 Clause (iv) of Paragraph (h) of Section 10.01 is hereby amended to read in its entirety as follows:
     (iv) the average of the Payment Rates for the three most recently ended calendar months shall be less than (x) if such three calendar month period shall end with the month of January, February, March or April, 10.00% and (y) in all other cases, 14.00%.
          SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date (the “Effective Date”) on which (i) Rabobank International shall have received (a) a copy of this Amendment duly executed by each of the parties hereto, (b) a copy of the First Amendment to the Fee Letter dated as of the date hereof duly executed by each of the parties thereto and (c) a copy of the Amendment No. 1 to the AGCO Finance Purchase Agreement dated as of the date hereof duly executed by each of the parties thereto and (ii) payment has been made of all fees required to be paid pursuant to any fee letters entered into in connection with the transactions contemplated by this Amendment.
          SECTION 3. Covenants, Representations and Warranties.
          3.01 Each of the Seller and the Servicer hereby reaffirms all covenants, representations and warranties made by it in the Receivables Purchase Agreement, as further amended by this Amendment, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date.
          3.02 Each of the Seller and the Servicer hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (ii) upon the effectiveness of this Amendment, no event or circumstance has occurred and is continuing which constitutes an Early Amortization Event or which, with the giving of notice of the lapse of time, or both, would constitute an Early Amortization Event.
          SECTION 4. Reference to and Effect on the Receivables Purchase Agreement.
          4.01 Upon the effectiveness of this Amendment, each reference in the Receivables Purchase Agreement to “this Agreement.” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended hereby, and each reference to the Receivables Purchase Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Receivables Purchase Agreement shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

3

          4.02 Except as specifically amended hereby and the other amendments listed in Section 2, the Receivables Purchase Agreement, the other Transaction Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
          4.03 Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchaser, the Administrator or the Agent under the Receivables Purchase Agreement, the Transaction Documents or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.
          SECTION 5. Costs and Expenses. The Seller shall pay to the Agent, the Administrator and the Purchaser on demand all reasonable costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Amendment, the transactions contemplated hereby and the other documents to be delivered hereunder, including without limitation, (i) rating agency fees incurred by the Administrator or the Conduit Purchaser in connection with the transactions contemplated hereby, and (ii) reasonable fees and out-of-pocket expenses of legal counsel for the Agent, the Administrator and the Purchaser with respect thereto.
          SECTION 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH. THE LAW OF THE PROVINCE OF ONTARIO, CANADA.
          SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of a signature page hereto by facsimile shall be deemed as effective as delivery of an original executed signature page hereto.
          SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

4

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

AGCO CANADA, LTD
By:	/s/ David Williams
	Name:	DAVID WILLIAMS
	Title:	VP AND TREASURER

AGCO CORPORATION

By:	/s/ David Williams
	Name:	DAVID WILLIAMS
	Title:	VP AND TREASURER

COOPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as an Administrator and as the Agent and Custodian
By:	/s/ Maria (Jie)Wu
	Name:	Maria (Jie)Wu
	Title:	Vice-President

By:	/s/ Keith W. Smith
	Name:	Keith W. Smith
	Title:	Vice-President

NIEUW AMSTERDAM RECEIVABLES CORPORATION, as a Purchaser
By:	/s/ Damian A. Perez
	Name:	Damian A. Perez
	Title:	Vice-President

5